SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Dividend & Income Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Your **Vote** Counts!

THE GABELLI DIVIDEND & INCOME TRUST

2025 Annual Meeting

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334



V67224-P29881

You invested in THE GABELLI DIVIDEND & INCOME TRUST and it's time to vote!

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2025.

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting*

May 12, 2025
8:45 a.m. ET

Internet webcast or
Indian Harbor Yacht Club
710 Steamboat Road
Greenwich, Connecticut 06830

Register at:
http://Gabelli.com/CEFAnnualMeeting

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect four (4) Trustees of the Fund: **Nominees:** 01) Mario J. Gabelli 02) Michael J. Melarkey 03) Christina A. Peeney 04) Susan Watson Laughlin	✔ For

Please refer to the proxy materials for more detailed information on the above voting item.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67208-P29881

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI DIVIDEND & INCOME TRUST
COMMON SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect four (4) Trustees of the Fund:

Nominees:

01) Mario J. Gabelli
02) Michael J. Melarkey
03) Christina A. Peeney
04) Susan Watson Laughlin

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V67209-P29881

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 12, 2025 at 8:45 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Your **Vote** Counts!

THE GABELLI DIVIDEND & INCOME TRUST

2025 Annual Meeting



GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

V67224-P29881

You invested in THE GABELLI DIVIDEND & INCOME TRUST and it's time to vote!

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2025.

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting*

May 12, 2025
8:45 a.m. ET

Internet webcast or
Indian Harbor Yacht Club
710 Steamboat Road
Greenwich, Connecticut 06830

Register at:
http://Gabelli.com/CEFAnnualMeeting

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect four (4) Trustees of the Fund: **Nominees:** 01) Mario J. Gabelli 02) Michael J. Melarkey 03) Christina A. Peeney 04) Susan Watson Laughlin	✔ For

Please refer to the proxy materials for more detailed information on the above voting item.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67208-P29881

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI DIVIDEND & INCOME TRUST SERIES H PREFERRED SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect four (4) Trustees of the Fund:

Nominees:

01) Mario J. Gabelli
02) Michael J. Melarkey
03) Christina A. Peeney
04) Susan Watson Laughlin

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V67209-P29881

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 12, 2025 at 8:45 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Your **Vote** Counts!

THE GABELLI DIVIDEND & INCOME TRUST

2025 Annual Meeting



GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

V67224-P29881

You invested in THE GABELLI DIVIDEND & INCOME TRUST and it's time to vote!

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2025.

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting*

May 12, 2025
8:45 a.m. ET

Internet webcast or
Indian Harbor Yacht Club
710 Steamboat Road
Greenwich, Connecticut 06830

Register at:
http://Gabelli.com/CEFAnnualMeeting

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect four (4) Trustees of the Fund: **Nominees:** 01) Mario J. Gabelli 02) Michael J. Melarkey 03) Christina A. Peeney 04) Susan Watson Laughlin	✔ For

Please refer to the proxy materials for more detailed information on the above voting item.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67208-P29881

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI DIVIDEND & INCOME TRUST SERIES J PREFERRED SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect four (4) Trustees of the Fund:

Nominees:

01) Mario J. Gabelli
02) Michael J. Melarkey
03) Christina A. Peeney
04) Susan Watson Laughlin

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

V67209-P29881

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 12, 2025 at 8:45 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Your **Vote** Counts!

THE GABELLI DIVIDEND & INCOME TRUST

2025 Annual Meeting



GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

V67224-P29881

You invested in THE GABELLI DIVIDEND & INCOME TRUST and it's time to vote!

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2025.

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting*

May 12, 2025
8:45 a.m. ET

Internet webcast or
Indian Harbor Yacht Club
710 Steamboat Road
Greenwich, Connecticut 06830

Register at:
http://Gabelli.com/CEFAnnualMeeting

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect four (4) Trustees of the Fund: **Nominees:** 01) Mario J. Gabelli 02) Michael J. Melarkey 03) Christina A. Peeney 04) Susan Watson Laughlin	✔ For

Please refer to the proxy materials for more detailed information on the above voting item.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67208-P29881

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI DIVIDEND & INCOME TRUST
SERIES K PREFERRED SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect four (4) Trustees of the Fund:

Nominees:

01) Mario J. Gabelli
02) Michael J. Melarkey
03) Christina A. Peeney
04) Susan Watson Laughlin

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V67209-P29881

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 12, 2025 at 8:45 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Your **Vote** Counts!

THE GABELLI DIVIDEND & INCOME TRUST

2025 Annual Meeting



GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

V67224-P29881

You invested in THE GABELLI DIVIDEND & INCOME TRUST and it's time to vote!

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2025.

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting*

May 12, 2025
8:45 a.m. ET

Internet webcast or
Indian Harbor Yacht Club
710 Steamboat Road
Greenwich, Connecticut 06830

Register at:
http://Gabelli.com/CEFAnnualMeeting

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect four (4) Trustees of the Fund: **Nominees:** 01) Mario J. Gabelli 02) Michael J. Melarkey 03) Christina A. Peeney 04) Susan Watson Laughlin	For

Please refer to the proxy materials for more detailed information on the above voting item.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67208-P29881

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI DIVIDEND & INCOME TRUST
SERIES M PREFERRED SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect four (4) Trustees of the Fund:

Nominees:

01) Mario J. Gabelli
02) Michael J. Melarkey
03) Christina A. Peeney
04) Susan Watson Laughlin

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V67209-P29881

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 12, 2025 at 8:45 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.